Exhibit 10.25

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 240.24b-2.

AMENDED AND RESTATED FOURTH AMENDMENT
TO THE
COLLABORATIVE RESEARCH AND LICENSE AGREEMENT

THIS AMENDED AND RESTATED FOURTH AMENDMENT TO THE COLLABORATIVE RESEARCH AND LICENSE AGREEMENT (the “Fourth Amendment”) is made by and between SENOMYX, INC. (“Senomyx”), a Delaware corporation, having a principal place of business at 11099 North Torrey Pines Road, La Jolla, California 92037, and KRAFT FOODS GLOBAL, INC., a Delaware corporation (“Kraft”) having offices at 801 Waukegan Road, Glenview, IL 60025.

WHEREAS, Senomyx and Kraft entered into that certain Collaborative Research and License Agreement dated as of December 6, 2000, as amended by that certain First Amendment dated May 2, 2002, that certain Second Amendment dated April 29, 2005 and that certain Third Amendment dated July 29, 2005, (collectively, the “Agreement”); and

WHEREAS Senomyx and Kraft entered into that certain Fourth Amendment dated December 9, 2005 and wish to amend and restate such amendment in its entirety (capitalized terms used but not otherwise defined in this Fourth Amendment shall have the meanings given such terms in the Agreement).

NOW, THEREFORE, in consideration of the foregoing premises and of the covenants, representations and agreements set forth below, the parties hereby agree to amend the Agreement as follows:

1.             Section 3.1 of the Agreement is hereby amended to include a new Subsection 3.1.2 as stated herein. The numbering of all other sections of Article 3 will remain unchanged.

“[***] Phase.

(A)          Senomyx will perform the activities outlined in the Research Plan using reasonable efforts and the resources allocated to the [***] Phase under Section 9.1 of the Agreement.

(B)           Within [***] of receipt of the report regarding the [***] Compounds, Kraft will perform sensory testing and other evaluations on a limited number of the [***] Compounds and may select a [***] Compound(s) for further development by notifying Senomyx of such selection in writing by the end of such [***]. Such [***] may be

***Confidential Treatment Requested.

extended by agreement; such agreement will not be unreasonably withheld. [***] Compounds, if any, chosen for further development become Selected [***] Compounds.

(C)                                Senomyx’s research obligations during the [***] Phase will be completed upon Senomyx’s submission of a written report to Kraft regarding up to [***] Compounds. The goal of the Collaborative Program is for the [***] Compounds to be [***]. If necessary, Senomyx may provide additional optimization as agreed to in writing by the parties and approved by the Steering Committee.”

2.             The following language is hereby added to Section 3.3(C) of the Agreement:

“With respect to the [***] Phase, Senomyx shall be responsible for up to [***] of the first Selected [***] Compound under the Collaborative Program. If [***] associated with the [***] of the first Selected [***] Compounds exceed [***] as documented by Senomyx, then Senomyx and Kraft will [***] in any [***], provided, however, that if Senomyx is also reimbursed for [***] for such Selected [***] Compound by any third party collaborator(s) [***], then Kraft will only be responsible for [***] of the [***]. Kraft will be responsible for all [***], provided, however, that if Senomyx is also reimbursed for [***] for such additional Selected [***] Compounds by any third party collaborator(s) [***], then Kraft will only be responsible for [***].”

The remainder of Section 3.3(C) will remain unchanged.

3.             The following language is hereby added to Section 9.1 of the Agreement:

“Beginning on the Fourth Amendment Effective Date, with respect to the [***] Phase, Kraft will pay Senomyx at an annual rate of [***] through the end of the Collaborative Period. These payments will be made in advance and, at a minimum, on an equal quarterly basis. The first payment for the [***] Phase will be made within [***] of the effective date of this Fourth Amendment. These payments are inclusive of overhead, labor and supplies. Additional funding, if any, will be proposed to the Steering Committee and agreed to in writing by the parties.”

For the avoidance of doubt, this Section 3 will not affect Kraft’s research funding obligations with respect to the [***] Enhancer Phase.

4.             Section 9.1 of the Agreement is hereby amended to include a new Subsection 9.1.1 as stated herein.

“Initial License Fee. With respect to the [***] Phase, Kraft will pay to Senomyx an initial license fee of [***] within [***] of the Fourth Amendment Effective Date. Such license fee shall be non-refundable and non-creditable.”

5.             Section 9.2 of the Agreement is hereby amended and restated to include a new Subsection 9.2.1 as stated herein.

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“[***] Phase. Kraft will pay Senomyx the following non-creditable, non-refundable milestone payments for the [***] Phase within [***] of notification of the following milestone events:

(i)                  [***] upon the selection of the [***];

(ii) [***] upon the first [***]; and

(iii) [***] upon the [***].

Notwithstanding the foregoing, [***] shall be [***].”

For the avoidance of doubt, the milestones for the [***] Enhancer Phase will remain unchanged.

6.             Section 9.3.2 is hereby added to the Agreement as follows:

“Royalty for [***] Products.

(A)          Royalty.  Kraft will pay to Senomyx an earned royalty equal to [***] of total annual Net Sales of [***] Products during the Royalty Term beginning on the date that Patent Rights Controlled by Senomyx or its Affiliates arise claiming the composition of matter, or manufacture [***] or use of a Selected [***] Compound that Kraft incorporates or has incorporated into a [***] Product made, used, or sold by Kraft in the country covered by such Patent Rights and ending on the date that such Patent Rights for such Selected [***] Compound (i) expire or are canceled, (ii) are declared invalid or unenforceable by an unreversed and unappealable decision of a court or other appropriate body of competent jurisdiction, (iii) are admitted to be invalid or unenforceable through reissue, disclaimer or otherwise, or (iv) are abandoned.

(B)           Multi-Component [***] Product.  If a [***] Product in Field IV is combined with one or more additional food product(s) and sold in the form of a multi-component food product, which food products themselves are not in Field IV, then Kraft will be entitled to adjust the royalties paid to Senomyx under Section 9.3.2(A) by adjusting the Net Sales on which the royalties are based. In such event, the Net Sales base will be adjusted by the following percentage: [***]. By way of illustration, in the event that the [***] Product is contained within [***] then net sales will be calculated as follows:

[***]

For avoidance of doubt, the [***].

7.             Section 10.1(D) is hereby added to the Agreement as follows:

“Grant of Rights Regarding [***] Compounds and [***] Products:  Senomyx hereby grants to Kraft under the Target IP (i) a non-exclusive, nontransferable, worldwide license to evaluate [***] Compound(s) in Field IV; (ii) a non-exclusive, nontransferable,

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worldwide license, subject to payment and diligence provisions, to make, have made and use [***] Products for evaluation in Field IV; (iii) a co-exclusive, with [***] of Senomyx, nontransferable, worldwide license, subject to payment and diligence provisions, to make, have made, use, have sold and sell, [***] Products in Field IV and in the Territory.”

8.             The following definitions of Appendix A of the Agreement are hereby amended and restated herein. All other definitions in the Agreement will remain unchanged.

“[***] Field” means [***] as defined below.

•                  [***] as defined below:

o                 “[***]” means any of the following which are [***].

o                 “[***]” means any [***].

•                  [***] means [***] as defined below:

o                 “[***]” means any [***].

o                 “[***]” means any [***].

o                 “[***]” means any [***].

“Collaborative Period” means (i) in the case of the [***] Phase the period beginning on the Effective Date and ending three (3) years thereafter, unless terminated earlier in accordance with Section 15; (ii) in the case of the [***] Phase the period beginning on the Effective Date and ending three (3) years thereafter, unless terminated earlier in accordance with Section 15; (iii) in the case of the [***] Phase, the period beginning on the First Amendment Effective Date and ending July 30, 2007, unless terminated earlier in accordance with Section 15; and (iv) in the case of the [***] Phase, the period beginning on the Fourth Amendment Effective Date and ending three (3) years thereafter, unless terminated earlier in accordance with Section 15.

“Compound(s)” means any one or all combinations of the following:  [***] Compound(s), [***] Compound(s), [***] Compound(s), and [***] Compound(s).

“[***] Field” means [***] including, without limitation, [***]. The [***] Field includes all forms and types of [***]. Notwithstanding the foregoing, the [***] Field specifically excludes: (i) the [***] Category; (ii) [***]; and (iii) the [***] Category.

“Fourth Amendment Effective Date” means the date below that the last party to this Fourth Amendment signs this Fourth Amendment.

“Field IV” means [***]. This includes, without limitation, [***]. Notwithstanding the foregoing, Field IV specifically excludes the following:  (i) [***]; (ii) [***]; (iii) [***]; and (iv) the [***] Categories.

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“Fields” means collectively, Field I, Field II, Field III and Field IV.

“[***] Category” means [***].

“[***] Category” means [***].

“[***] Category”  means [***].

“Phase” or “Phases” means one of the four phases of the Collaborative Program, or collectively, the [***] Phase, the [***] Phase, the [***] Phase and the [***] Phase.

“Product(s)” means any one or all combinations of the following:  [***] Product(s), [***] Product(s), [***] Product(s) and [***] Product(s).

“Royalty Term” means (i) in the case of a [***] Product and as to any country, the period of time commencing on the First Commercial Sale for use or consumption of such [***] Product in such country and ending upon the date that is ten (10) years after the date of such First Commercial Sale for use or consumption of such [***] Product in such country; (ii) in the case of a [***] Product and as to any country, the period of time commencing on the First Commercial Sale for use or consumption of such [***] Product in such country and ending upon the date that is ten (10) years after the date of such First Commercial Sale for use or consumption of such [***] Product in such country; and (iii) in the case of [***] Product(s) and [***] Product(s) the earlier of the date that (a) there no longer exists a Valid Claim in a Patent Right Controlled by Senomyx or its Affiliates covering the manufacture, use or sale of such Product in any country in which the Product is sold; or (b) the date that is seventeen years after the date of such First Commercial Sale for use or consumption of such Product.

“Selected Compound(s)” means any one or all combinations of the following: Selected [***] Compound(s), Selected [***] Compound(s), Selected [***] Compound(s) and Selected [***] Compound(s).

“Selected [***] Compound(s)” means those [***] Compound(s) selected by Kraft for development, which are subject to certain payment and diligence provisions.

“[***] Compound(s)” means compounds Controlled by Senomyx that enhance the [***], which are discovered in the course of the [***] Phase of the Collaborative Program that may be optimized and further tested for selectivity and in vitro toxicity by Senomyx and for which Senomyx will prepare a written report of data to be reviewed by Kraft.

“[***] Phase” means that part of the Collaborative Program wherein Senomyx will pursue the identification of [***] Compounds.

“[***] Product(s)” means any [***] product that incorporates a Selected [***] Compound(s).

“[***] Category” means the following [***].

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“Territory” means United States of America and Canada.

9.             The Research Plan will be reviewed and updated at the first meeting of the Steering committee following the Fourth Amendment Effective Date.

10.          For [***] following the Fourth Amendment Effective Date, Kraft shall have the right of first negotiation to enter into a further amendment to this Agreement to include the [***] Field and the [***] Field under the [***] Phase. In the event that such negotiations are not concluded within such period, Senomyx shall be free to enter into agreements with Third Parties.

11.          Subject to prior written approval of Kraft, Senomyx will issue a press release to announce the execution of this Fourth Amendment and the material terms. Thereafter, Kraft and Senomyx may each disclose to Third Parties the information contained in such press release without the need for further approval by the other party.

12.          Except as specifically amended by this Fourth Amendment, the terms and conditions of the Agreement shall remain in full force and effect.

13.          This Fourth Amendment will be governed by the laws of the State of California, as such laws are applied to contracts entered into and to be performed entirely within such State.

14.          This Fourth Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have executed this Fourth Amendment effective as of December 9, 2005.

KRAFT FOODS GLOBAL, INC.

By:	/s/ Jean E. Spence

Title:	Executive Vice President

Date:	December 16, 2005

SENOMYX, INC.

By:	/s/ Kent Snyder

Title:	President and CEO

Date:	December 22, 2005

***Confidential Treatment Requested.